SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2004

POWER-ONE, INC.

(Exact name of registrant as specified in its charter)

Commission file number 0-29454

DELAWARE	77-0420182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

740 CALLE PLANO, CAMARILLO, CA	93012
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (805) 987-8741

Item 12. Results of Operations and Financial Conditions

On April 22, 2004, the Company issued a press release setting forth Power-One’s first quarter 2004 earnings.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.

Exhibit Index

99.1   Press release reporting first quarter 2004 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 22, 2004	Power-One, Inc.

	By:	/s/ Eddie K. Schnopp
Eddie K. Schnopp
Sr. Vice President— Finance, Treasurer and Chief Financial Officer